SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: November 14, 2002

WINDROSE MEDICAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

Item 9. Regulation FD Disclosure

On November 14, 2002, the registrant filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the “Report”) accompanied by the certifications of Fred S. Klipsch, the registrant’s chief executive officer, and Doug Hanson, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST (Registrant)

Date: November 14, 2002	By:	/s/ Doug Hanson Doug Hanson Chief Financial Officer

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EXHIBIT INDEX

Exhibit		Description

99.1	—	Certification of Fred S. Klipsch, Chief Executive Officer of Windrose Medical Properties Trust, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated November 14, 2002

99.2	—	Certification of Doug Hanson, Chief Financial Officer of Windrose Medical Properties Trust, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and dated November 14, 2002

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